UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 21, 2020

RICE ACQUISITION CORP.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-39644	83-2867266
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

102 East Main Street, Second Story

Carnegie, Pennsylvania 15106

(Address of principal executive offices, including zip code)

(713) 446-6259

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class registered	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock, $0.0001 par value, and one-half of one warrant	RICE U	The New York Stock Exchange
Class A Common stock, par value $0.0001 per share	RICE	The New York Stock Exchange
Warrants, exercisable for one share of Class A common stock at an exercise price of $11.50 per share	RICE WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 3.02 Unregistered Sales of Equity Securities

On October 26, 2020, simultaneously with the closing of the initial public offering (the “IPO”) of Rice Acquisition Corp. (the “Company”) and pursuant to separate Private Placement Warrants and Warrant Rights Agreements, dated September 21, 2020, by and among the Company and Rice Acquisition Holdings LLC (“Opco”) and each of Rice Acquisition Sponsor LLC (the “Sponsor”) and Atlas Point Energy Infrastructure Fund, LLC (“Atlas Point”), the Company completed the private sale of an aggregate of 6,771,000 warrants (the “Private Placement Warrants”) at a purchase price of $1.00 per Private Placement Warrant to the Sponsor and Atlas Point, generating gross proceeds of $6,771,000. Each Private Placement Warrant is exercisable to purchase for $11.50 one share of Class A common stock of the Company, par value $0.0001 per share (the “Class A Common Stock”) or, in certain circumstances, one Class A unit of Opco, together with a corresponding share of Class B common stock of the Company, par value $0.0001. The issuance of the Private Placement Warrants was made pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”).

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On October 21, 2020, Kathryn Jackson, Joseph Malchow and James Torgerson were appointed as members of the board of directors of the Company (the “Board”). The Board has determined that Dr. Jackson, Mr. Malchow and Mr. Torgerson are “independent directors” as defined in the New York Stock Exchange listing standards and applicable Securities and Exchange Commission (the “Commission”) rules and will serve on the audit, compensation and nominating and corporate governance committees with Mr. Torgerson serving as chair of the audit committee, Mr. Malchow serving as chair of the compensation committee and Dr. Jackson serving as chair of the nominating and corporate governance committee. Each of Dr. Jackson, Mr. Malchow and Mr. Torgerson received 30,000 shares of the Company’s Class B common stock from Sponsor in October 2020.

On October 21, 2020, the Company entered into indemnification agreements with Daniel Joseph Rice, IV, J. Kyle Derham, James Wilmot Rogers, Kathryn Jackson, Joseph Malchow and James Torgerson that require the Company to indemnify each of them to the fullest extent permitted by applicable law and to advance expenses incurred as a result of any proceeding against them as to which they could be indemnified.

The foregoing description is qualified in its entirety by reference to the full text of the indemnification agreement, the form of which is filed as Exhibit 10.8 to this Current Report on Form 8-K and incorporated in this Item 5.02 by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

The Company’s Amended and Restated Certificate of Incorporation (the “Certificate”) was approved on October 21, 2020. A description of the Certificate is contained in the section of the prospectus, dated October 21, 2020, forming a part of the Company’s registration statement on Form S-1, as amended (File No. 333-249340) (the “Registration Statement”) and filed pursuant to Rule 424(b) under the Securities Act on October 23, 2020 (the “Prospectus”), entitled “Description of Securities” and is incorporated herein by reference. The description is qualified in its entirety by reference to the full text of the Certificate, which is attached as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated into this Item 5.03 by reference.

Item 8.01 Other Events.

On October 21, 2020, the Registration Statement was declared effective by the Commission, and the Company subsequently filed the Prospectus on October 23, 2020. On October 26, 2020, the Company completed its IPO of 23,725,000 units (the “Units”), including 2,225,000 Units that were issued pursuant to the underwriters’ partial exercise of their over-allotment option. The Units were issued pursuant to an underwriting agreement, dated October 21, 2020, between the Company, on the one hand, and Barclays Capital Inc., on the other hand, as representative of the several underwriters named therein. Each Unit had an offering price of $10.00 and consists of one share of Class A Common Stock and one-half of one redeemable warrant of the Company (each such whole warrant, a “Public Warrant”). Each Public Warrant entitles the holder thereof to purchase one share of Class A Common Stock at a price of $11.50 per share.

Of the net proceeds of the IPO and the sale of the Private Placement Warrants, $237,276,000, including $7,610,750 of deferred underwriting discounts and commissions, has been deposited into a U.S. based trust account at J.P. Morgan Chase Bank, N.A., with Continental Stock Transfer & Trust Company acting as trustee. Except with respect to interest earned on the funds held in the trust account that may be released to pay franchise and income tax obligations of either the Company or Opco, the proceeds from the IPO and the portion of proceeds from the sale of the Private Placement Warrants held in the trust account will not be released from the trust account until the earliest to occur of (a) the completion of the Company’s initial business combination (including the release of funds to pay any amounts due to any public stockholders who properly exercise their redemption rights in connection therewith), (b) the redemption of any shares issued in the IPO and properly submitted in connection with a stockholder vote to approve an amendment to the Company’s Certificate that would affect the substance or timing of the obligation to redeem 100% of the shares of Class A Common Stock and Class A units of Opco if the Company has not consummated an initial business combination within 24 months from the closing of the IPO, and (c) the redemption of the outstanding shares of Class A Common Stock and Class A units of Opco if the Company does not complete its business combination within 24 months from the closing of the IPO, subject to applicable law.

In connection with the IPO, the Company also entered into the following agreements, forms of which were previously filed as exhibits to the Registration Statement:

●	A Warrant Agreement, dated October 21, 2020, between the Company, Opco and Continental Stock Transfer & Trust Company, as warrant agent.

●	A Letter Agreement, dated October 21, 2020, among the Company, its officers and directors, Atlas Point and the Sponsor.

●	An Investment Management Trust Agreement, dated October 21, 2020, between the Company, Opco and Continental Stock Transfer & Trust Company, as trustee.

●	A Registration Rights Agreement, dated October 21, 2020, among the Company, the Sponsor, Atlas Point and certain other security holders named therein.

●	An Administrative Services Agreement, dated October 21, 2020, between the Company, Opco and the Sponsor.

●	An Amended and Restated Limited Liability Company Agreement of Opco, dated October 21, 2020, by and among Opco and the members thereto.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits. The following exhibits are filed with this Current Report on Form 8-K:

Exhibit No.	Description of Exhibits
1.1	Underwriting Agreement, dated as of October 21, 2020, by and between the Company and Barclays Capital Inc. as representative of the several underwriters named therein.

3.1	Amended and Restated Certificate of Incorporation, dated October 21, 2020, of the Company.

4.1	Warrant Agreement, dated October 21, 2020, between the Company, Opco and Continental Stock Transfer & Trust Company, as warrant agent.

10.1	Letter Agreement, dated October 21, 2020, among the Company, its officers and directors, Atlas Point and the Sponsor.

10.2	Investment Management Trust Agreement, dated October 21, 2020, between the Company, Opco and Continental Stock Transfer & Trust Company, as trustee.

10.3	Registration Rights Agreement, dated October 21, 2020, among the Company, the Sponsor, Atlas Point and certain other security holders named therein.

10.4	Administrative Services Agreement, dated October 21, 2020, between the Company, Opco and the Sponsor.

10.5	Private Placement Warrants and Warrants Rights Purchase Agreement, dated October 21, 2020, between the Company, Opco and the Sponsor.

10.6	Private Placement Warrants and Warrants Rights Purchase Agreement, dated October 21, 2020, between the Company, Opco and Atlas Point.

10.7	Amended and Restated Limited Liability Company Agreement of Opco, dated October 21, 2020, by and among Opco and the members thereto.

10.8	Form of Indemnification Agreement, dated October 21, 2020 (incorporated by reference to Exhibit 10.8 to the Company’s Registration Statement on Form S-1, as amended (File No. 333-249340), filed on October 15, 2020).

SIGNATURES

Pursuant to the requirements of the Exchange Act, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RICE Acquisition Corp.

Date: October 27, 2020	By:	/s/ James Wilmot Rogers
	Name:	James Wilmot Rogers
	Title:	Chief Accounting Officer and Secretary

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